SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported) November 17, 1999
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                               IDAHO POWER COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


           Idaho                      1-3198                     82-0130980
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(State or Other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)

   1221 West Idaho Street, Boise, ID                             83702-5627
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code (208) 388-2200
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          (Former Name or Former Address, if Changed Since Last Report)


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                               IDAHO POWER COMPANY
                                    FORM 8-K

Items 1 through 6 and 8 are inapplicable and have been omitted.

Item 7.   Financial Statements and Exhibits.

     c.   Exhibits

          1. Selling Agency Agreement, dated November 17, 1999, between Idaho Power Company and Goldman, Sachs & Co., ABN AMRO Incorporated and A.G. Edwards & Sons, Inc.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IDAHO POWER COMPANY


Date: November 17, 1999              By: /s/ J. LaMont Keen
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                                         J. LaMont Keen
                                         Senior Vice President - Administration
                                           and Chief Financial Officer

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